                                                                   EXHIBIT 10.13

                           BROKERAGE CREDIT AGREEMENT
                           --------------------------
                       (Customer Owned Securities, Loan A)

     THIS BROKERAGE CREDIT AGREEMENT (this "Agreement") is made and entered into as of May 30, 2000, by and between Advantage Trading Group, Inc., a Florida corporation ("Borrower"), and FIRSTAR BANK, N.A., a national banking association ("Bank").

                                   WITNESSETH:

     WHEREAS, Borrower desires, and may from time to time make application, to borrow money from Bank secured by certain securities; and

     WHEREAS, Bank may from time to time, without any obligation to do so, advance money to Borrower on the terms and conditions set forth hereinafter in this Agreement;

     NOW, THEREFORE, in consideration of the premises, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Borrower and Bank hereby agree as follows:

     1. Loan Advances. Bank may, without any obligation to do so, advance sums
        -------------
to Borrower in a maximum amount equal to the lesser of;

     (a) Twenty Five Million and NO/100 Dollars ($25,000,000.00) less all current borrowings of Borrower from Bank under that certain Brokerage Credit Agreement, (Firm owned Securities, Loan B) dated May 30, 2000, and that certain Brokerage Credit Agreement, (Matched Loan, Loan C) dated May 30, 2000, entered into by and between Borrower and Bank; or

     (b) With respect to securities owned by Borrower's customers, deemed acceptable to Bank in Bank's discretion, and which are pledged by Borrower to Bank at Depository Trust Company of New York, or are pledged by Borrower to Bank as evidenced by a trust receipt in the possession of Bank or physical possession of such securities by Bank (all as described in paragraph 5 hereof), the sum of the following:

          [(1) 70.0% of the current market value of stocks listed on the New
               York or American stock exchanges and Over-the-Counter stock having a current market value of at least Ten and NO/100 Dollars ($10.00) per share; plus

          (2) 50.0% of current market value of stocks listed on the New York and American stock exchanges and over-the-counter stocks, which stocks have a current market value not less than $5.00, nor more than $9.99, per share; provided, however, that the aggregate amount of advances at any time outstanding hereunder with respect to the customer securities described in this paragraph 1(b)(5) shall not exceed $500,000.00; plus]

          (3) 80.0% of the current "bid" price for corporate and municipal bonds rated "BAA" or better; plus

          (4) 90.0% of the current "bid" price for United States of America Treasury Notes and Bonds having a maturity date of over five (5) years; plus

          (5) 95.0% of the current "bid" price for United States of America Treasury Notes, Bonds and Bills having a maturity date of five
               (5) years or less.

     Unless sooner terminated by Bank under paragraph 13, Borrower's ability to request loans hereunder shall automatically terminate on May 30, 2001.

     2. Repayment of Principal. The principal amount of all loans hereunder
        ----------------------
shall be repayable ON DEMAND.

     3. Interest. Prior to demand for repayment of the loans outstanding
        --------
hereunder, Borrower shall pay interest to Bank on the aggregate and unpaid principal amount of all loans from time to time outstanding hereunder at a rate per annum equal to the rate quoted by Bank to Borrower in Bank's sole and absolute discretion, which rate shall fluctuate as and when said rate so quoted shall change. After such demand for repayment, Borrower shall pay interest to Bank on the aggregate and unpaid principal amount of all loans from time to time outstanding hereunder at a rate per annum equal to Two Percent (2%) over and above the interest rate announced from time to time by Bank as its "prime rate" on commercial loans, which interest rate shall fluctuate as and when said prime rate shall change. All accrued and unpaid interest hereunder shall be due and payable ON DEMAND, or if demand is not made prior thereto, then all accrued and unpaid interest hereunder as of the last day of the preceding month, shall be due and payable monthly commencing June 30, 2000, and on the 30th day of every month thereafter. All interest hereunder shall be calculated upon the basis of an actual day, 360-day year.

     4. Demand Note. All loans hereunder shall be evidenced by a Demand Note
        -----------
executed by Borrower payable ON DEMAND to the order of Bank in the principal amount of Twenty Five Million and NO/100 Dollars ($25,000,000.00) and dated May 30, 2000 (the "Note").

     5. Pledge of Securities. Borrower hereby pledges to Bank, as security for
        --------------------
the obligations of Borrower hereunder and under the Note, all securities and investment property owned by Borrower's customers which now or hereafter are (a) held in a collateral account at Depository Trust Company of New York for the benefit of Bank or are otherwise marked on the books and records of Depository Trust Company of New York as being held for the benefit of or pledge to Bank,
(b) described on a trust receipt in the possession of Bank, or (c) otherwise in the possession of Bank (collectively, the "Pledged Securities"); and as more particularly described in the certain Pledge Agreement dated May 30, 2000, executed by Borrower in favor of Bank. Borrower hereby grants to Bank all rights and remedies of a secured party under the Uniform Commercial Code of the State of Missouri with respect to such securities.

     6. Reduction in Value of Pledged Securities. In the event the outstanding
        ----------------------------------------
principal balance of the loans hereunder shall exceed at any time the value of the Pledged Securities (as determined under paragraph above), the Borrower shall immediately:

          (a) pledge additional securities acceptable to Bank in its sole discretion with a value (as determines under paragraph 1 above) sufficient to eliminate such excess; or

          (b) make a payment of the principal balance of the loans outstanding hereunder in the amount of such excess.

Borrower also covenants and agrees that it will not allow, at any time, the outstanding principal balance of loans hereunder relating to Borrower's customers to exceed the aggregate indebtedness (both principal and interest) of Borrower's customers to Borrower relating to the Pledged Securities, and that if any such excess shall occur, Borrower shall immediately notify Bank thereof and make an immediate payment of the principal balance of the loans outstanding hereunder in the amount of such excess.

     7. Requests for Loans. Borrower hereby represents and warrants to Bank
        ------------------
that, until Bank has received written instructions to the contrary, Bank may rely upon the written or telephonic instructions of any of the following named employees of Borrower with regard to any requests for loans or repayments by Borrower hereunder, to-wit:

                  NAME                                        TITLE
                  ----                                        -----
                  Richard L. Goble                            President
                  Kevin M. Gagne                              CEO

     8. Funding of Loans. All loans by Bank to Borrower hereunder shall be
        ----------------
credited by Bank to Borrower's Account No. 1005016926 at Bank. Repayment of loans hereunder may be accomplished by Bank debiting said account of Borrower at Bank, by check drawn on said account, by wire transfer in same day funds to Bank from Borrower or by check drawn on another financial institution (which shall be subject to additional interest charges as determined by Bank).

     9. Statements of Loans. Each month, Bank will issue to Borrower a statement
        -------------------
showing the date of each loan or payment, the principal balance and the interest accrued hereon during the period for which the statement is issued, plus any accrued and unpaid interest from prior periods. Borrower agrees that if Borrower does not object in writing to the balances and interest so shown within fifteen
(15) days of the date of such statement, the amounts shown on said statement shall constitute prima facie evidence of the amount outstanding hereon as of the date of such statement.

     10. Reports. Borrower agrees that until all loans to Borrower hereunder
         -------
have been repaid in full with interest, and until the terms and conditions of this Agreement have been fully performed, Borrower will:

          (a) Furnish to Bank within (90) days after the end of its fiscal year, audited financial statements which shall include but not be limited to a balance sheet, income and expense statement and statement of retained earnings; and

          (b) Furnish to Bank, within (5) days after filing, copies of all monthly Financial and Operational Combined Uniform Single (FOCUS) Reports (Securities and Exchange Commission form X-17A-5).

     11. Compliance with SEC and Federal Reserve Rules and Regulations. Borrower
         -------------------------------------------------------------
hereby represents and warrants to Bank that it is in compliance and will remain in compliance with all rules, regulations and directives of the Federal Reserve System and Securities & Exchange Commission relating to the hypothecation of customer securities.

     12. Year 2000 Compliance. Borrower has: (a) initiated a review and
         --------------------
assessment of all areas within the business and operations (including those affected by suppliers and vendors) of Borrower and each affiliate that could be affected by the "Year 2000 Problem" (that is, the risk that computer applications used by Borrower or any affiliate [or suppliers or vendors] may be unable to recognize and perform properly date-sensitive functions involving certain dates prior to, on and any date after December 31, 1999); (b) developed a plan and timeline for addressing the Year 2000 Problem on a timely basis; and
(c) to date implemented that plan in accordance with that timetable. Borrower represents that all computer applications (including those of its suppliers and vendors) that are material to the business and operations of Borrower or any affiliate will on a timely basis, be able to perform date sensitive functions for all dates before, on and after January 1, 2000, except to the extent that a failure to do so could not reasonably be expected to have a material adverse effect. Borrower shall promptly notify Bank in the event Borrower discovers or determines that any computer application (including those of its suppliers and vendors) that is material to the business and operations of Borrower or any affiliate will not be Year 2000 compliant except to the extent that such failure could not reasonably be expected to have a material adverse effect on Borrower's business and operations.

     13. Termination. Bank may terminate this Agreement at any time in its sole
         ------------
and absolute discretion.

     14. Notice Required by Section 432.045 R.S. Mo. ORAL AGREEMENTS OR
         ------------------------------------------
COMMITMENTS TO LOAN MONEY, EXTEND CREDIT OR TO FORBEAR FROM ENFORCING REPAYMENT OF A DEBT INCLUDING PROMISES TO EXTEND OR RENEW SUCH DEBT ARE NOT ENFORCEABLE. TO PROTECT BORROWER AND BANK FROM MISUNDERSTANDING OR DISAPPOINTMENT, ANY AGREEMENTS

BORROWER AND BANK REACH COVERING SUCH MATTERS ARE CONTAINED IN THIS WRITING WHICH IS THE COMPLETE AND EXCLUSIVE STATEMENT OF THE AGREEMENT BETWEEN BORROWER AND BANK, EXCEPT AS BORROWER AND BANK MAY LATER AGREE IN WRITING TO MODIFY IT.

     15. Governing Law. This Agreement shall be governed by and construed in
         -------------
accordance with the laws of the State of Missouri.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement the day and year first above written.

                        Borrower:
                                         ADVANTAGE TRADING GROUP, INC.

                                         By:  /s/Richard Goble/Kevin M. Gagne
                                            ------------------------------------
                                         Name:      Richard Goble/Kevin M. Gagne
                                         Title:     President/CEO

                          Bank:

                                         FIRSTAR BANK, N.A.

                                         By:  /s/Ann L. Vazquez
                                            ------------------------------------
                                         Name:      Ann L. Vazquez
                                         Title:     Vice President

                                      NOTE

$25,000,000.00                                               Date:  May 30, 2000

FOR THE VALUE RECEIVED, the undersigned, Advantage Trading Group, Inc., a Florida corporation ("Borrower"), hereby unconditionally promises to pay ON DEMAND, to the order of FIRSTAR BANK, N.A., a national banking association ("Bank"), the principal amount of Twenty Five Million and No/100 Dollars ($25,000,000.00), or such lesser amount as may then be evidenced by this Demand Note (this "Note"). The aggregate principal amount which Bank may have outstanding hereunder at any one time shall not exceed the lesser of Twenty Five Million and No/100 Dollars ($25,000,000.00) or any lower amount specified in the Credit Agreement (as hereinafter defined), which amount may be borrowed, paid, reborrowed and repaid, in whole or in part, subject to the terms and conditions hereof and of the Credit Agreement.

Borrower also hereby promises to pay to the order of Bank interest from the date hereof at a rate per annum which shall be equal to the rate quoted by Bank to Borrower in Bank's sole and absolute discretion (which rate shall fluctuate as and when said rate so quoted shall change), on the principal balance outstanding and unpaid. Said interest shall be payable on demand, or if no demand is made, then monthly on the 30th day of each month, commencing June 30, 2000. After demand for repayment of the Note, interest shall be payable on demand on the outstanding principal balance of the Note at a rate per annum equal to Two Percent (2%) over and above the interest rate announced from time to time by Bank as its "prime rate" on commercial loans (which rate shall fluctuate as and when said prime rate shall change). In addition, if Borrower fails to make any payment of any principal of or interest on this Note as and when the same shall become due and payable, whether by reason of demand or otherwise, Borrower hereby promises to pay to the order of Bank hereof on demand with respect to each such late payment a late fee in an amount equal to the greater of $100.00 or (5.0%) of each such late payment. All payments received by Bank shall be applied first to the payment of accrued and unpaid late fees and the costs and expenses hereinafter described, next to accrued and unpaid interest hereon, and the remainder to principal. The amount of interest accruing hereunder shall be computed on an actual day, 360-day year basis.

This Note shall evidence all loans made by Bank to Borrower under that certain Brokerage Credit Agreement between Bank and Borrower dated of even date herewith, as the same may from time to time be amended (the "Credit Agreement"), reference to which is made for certain terms and provisions which affect this Note. Bank may record the date and amount of all loans and all payments of principal and interest hereunder in the records it maintains with respect thereto. The books and records of Bank hereof showing the account between Bank hereof and Borrower shall be admissible in evidence in any action or proceeding and shall constitute prima facie proof of the items therein set forth.

All payments required hereunder shall be made in lawful money of the United States of America at the office of Bank situated at 9321 Olive Boulevard, St. Louis, Missouri 63132 or at such other place as Bank may designate in writing.

If this Note is not paid upon demand, and is placed in the hands of an attorney or attorney for collection (whether or not litigation shall be commenced in aid thereof) or for representation of the holder hereto in connection with bankruptcy or insolvency proceedings, Borrower promises to pay, in addition to the amount due hereon, the reasonable costs and expenses of such collection and representation, including reasonable attorneys' fees and expenses. Presentment, protest and notice of dishonor and of protest are hereby waived by all parties hereto, whether as maker, endorser, surety or guarantor.

ORAL AGREEMENTS OR COMMITMENTS TO LOAN MONEY, EXTEND CREDIT OR TO FORBEAR FROM ENFORCING REPAYMENT OF A DEBT INCLUDING PROMISES TO EXTEND OR RENEW SUCH DEBT ARE NOT ENFORCEABLE. TO PROTECT BORROWER AND BANK FROM MISUNDERSTANDING OR DISAPPOINTMENT, ANY AGREEMENTS WE REACH COVERING SUCH MATTERS ARE CONTAINED IN THIS WRITING WHICH IS THE COMPLETE AND EXCLUSIVE STATEMENT OF THE AGREEMENT BETWEEN US, EXCEPT AS WE MAY LATER AGREE IN WRITING TO MODIFY IT.

All obligations of the Borrower (if more than one) hereunder are joint and several. This Note shall be governed by and construed in accordance with the laws of the State of Missouri.


Borrower:  Advantage Trading Group, Inc.

By:/s/ Richard L. Goble/Kevin M. Gagne
   --------------------------------------
Name:Richard L. Goble/Kevin M. Gagne
     ------------------------------------
Title:President/CEO
      -----------------------------------
Address:          1385 W. State Road 434
                  Longwood, Florida 32750

                                   CERTIFICATE

To:  MERCANTILE BANK NATIONAL ASSOCIATION

     In relation to a certain Brokerage Credit Agreement between MERCANTILE BANK NATIONAL ASSOCIATION ("Bank") and Advantage Trading Group, Inc. ("Borrower") the in the maximum principal amount of Twenty Five Million and NO/100
($25,000,000.00) and dated as of May 30, 2000, as from time to time amended (the "Agreement"), Borrower hereby certifies that:

     1. Borrower is subject to the provisions of Federal Reserve Board Regulation T, is subject to the provisions of Rule 8c-1 and/or 15c-2 issued by the Securities & Exchange Commission, and certain of the securities from time to time hypothecated with Bank to secure advances under the Agreement marked "Securities carried for account of customers," negotiated with Bank, if any, are carried for the account of Borrower's cusotmers other than Borrower's partners, officers or directors, and that in hypothecating such customer securities Borrower has the authority required by and has complied with the rules and regulations of the Federal Reserve System and of the Securities & Exchange Commission; and

     2. The proceeds of all advances under the Agreement are to be used for purchasing or carrying stock registered on a national securities exchange or "OTC margin stock" as defined in Section 221.2(j) of Federal Reserve Board Regulation U. All advances under the Agreement are "excepted" under Section 221.5(c) of Federal Reserve Board Regulation U.

                                          Borrower:
                                          Advantage Trading Group, Inc.

                                          By:/s/ Richard L. Goble/Kevin M. Gagne
                                             -----------------------------------
                                          Name:Richard L. Goble/Kevin M. Gagne
                                               ---------------------------------
                                          Title: President/CEO
                                                 -------------------------------
                                          Date:5/28/00/5/31/00
                                               ---------------------------------


         This Certificate is accepted in good faith by Bank.

         Bank:

         FIRSTAR BANK, N.A.

         By:/s/Ann L. Vazquez
            -----------------------
         Name:Ann L. Vazquez
              ---------------------
         Title:Vice President
               --------------------
         Date:5/22/00
              ---------------------

                           BROKERAGE CREDIT AGREEMENT
                           --------------------------
                        (Firm Owned Securities, Loan B)

     THIS BROKERAGE CREDIT AGREEMENT (this "Agreement") is made and entered into as of May 30, 2000, by and between Advantage Trading Group, Inc., a Florida corporation ("Borrower"), and FIRSTAR BANK, N.A., a national banking association ("Bank").

                                   WITNESSETH:

     WHEREAS, Borrower desires, and may from time to time make application, to borrow money from Bank secured by certain securities; and

     WHEREAS, Bank may from time to time, without any obligation to do so, advance money to Borrower on the terms and conditions set forth hereinafter in this Agreement;

     NOW, THEREFORE, in consideration of the premises, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Borrower and Bank hereby agree as follows:

     1. Loan Advances. Bank may, without any obligation to do so, advance sums
        -------------
to Borrower in a maximum amount equal to the lesser of;

          (a) Twenty Five Million and NO/100 Dollars ($25,000,000.00) less all current borrowings of Borrower from Bank under that certain Brokerage Credit Agreement, (customer owned Securities, Loan A) dated May 30, 2000, and that certain Brokerage Credit Agreement, (Matched Loan, Loan C) dated May 30, 2000, entered into by and between Borrower and Bank; or

          (b) With respect to securities owned by Borrower, deemed acceptable to Bank in Bank's discretion, and which are pledged by Borrower to Bank at Depository Trust Company of New York, or are pledged by Borrower to Bank as evidenced by a trust receipt in the possession of Bank or physical possession of such securities by Bank (all as described in paragraph 5 hereof), the sum of the following:

               [(1) 70.0% of the current market value of stocks listed on the
                    New York or American stock exchanges and Over-the-Counter stock having a current market value of at least Ten and NO/100 Dollars ($10.00) per share; plus

               (2) 50.0% of current market value of stocks listed on the New York and American stock exchanges and over-the-counter stocks, which stocks have a current market value not less than $5.00, nor more than $9.99, per share; provided, however, that the aggregate amount of advances at any time outstanding hereunder with respect to the customer securities described in this paragraph 1(b)(5) shall not exceed $500,000.00; plus]

               (3) 80.0% of the current "bid" price for corporate and municipal bonds rated "BAA" or better; plus

               (4) 90.0% of the current "bid" price for United States of America Treasury Notes and Bonds having a maturity date of over five (5) years; plus

               (5) 95.0% of the current "bid" price for United States of America Treasury Notes, Bonds and Bills having a maturity date of five (5) years or less.

     Unless sooner terminated by Bank under paragraph 13, Borrower's ability to request loans hereunder shall automatically terminate on May 30, 2001.

     2. Repayment of Principal. The principal amount of all loans hereunder
        ----------------------
shall be repayable ON DEMAND.

     3. Interest. Prior to demand for repayment of the loans outstanding
        --------
hereunder, Borrower shall pay interest to Bank on the aggregate and unpaid principal amount of all loans from time to time outstanding hereunder at a rate per annum equal to the rate quoted by Bank to Borrower in Bank's sole and absolute discretion, which rate shall fluctuate as and when said rate so quoted shall change. After such demand for repayment, Borrower shall pay interest to Bank on the aggregate and unpaid principal amount of all loans from time to time outstanding hereunder at a rate per annum equal to Two Percent (2%) over and above the interest rate announced from time to time by Bank as its "prime rate" on commercial loans, which interest rate shall fluctuate as and when said prime rate shall change. All accrued and unpaid interest hereunder shall be due and payable ON DEMAND, or if demand is not made prior thereto, then all accrued and unpaid interest hereunder as of the last day of the preceding month, shall be due and payable monthly commencing June 30, 2000, and on the 30th day of every month thereafter. All interest hereunder shall be calculated upon the basis of an actual day, 360-day year.

     4. Demand Note. All loans hereunder shall be evidenced by a Demand Note
        -----------
executed by Borrower payable ON DEMAND to the order of Bank in the principal amount of Twenty Five Million and NO/100 Dollars ($25,000,000.00) and dated May 30, 2000 (the "Note").

     5. Pledge of Securities. Borrower hereby pledges to Bank, as security for
        --------------------
the obligations of Borrower hereunder and under the Note, all securities and investment property owned by Borrower which now or hereafter are (a) held in a collateral account at Depository Trust Company of New York for the benefit of Bank or are otherwise marked on the books and records of Depository Trust Company of New York as being held for the benefit of or pledge to Bank, (b) described on a trust receipt in the possession of Bank, or (c) otherwise in the possession of Bank (collectively, the "Pledged Securities"); and as more particularly described in the certain Pledge Agreement dated May 30, 2000, executed by Borrower in favor of Bank. Borrower hereby grants to Bank all rights and remedies of a secured party under the Uniform Commercial Code of the State of Missouri with respect to such securities.

     6. Reduction in Value of Pledged Securities. In the event the outstanding
        ----------------------------------------
principal balance of the loans hereunder shall exceed at any time the value of the Pledged Securities (as determined under paragraph above), the Borrower shall immediately:

          (a) pledge additional securities acceptable to Bank in its sole discretion with a value (as determines under paragraph 1 above) sufficient to eliminate such excess; or

          (b) make a payment of the principal balance of the loans outstanding hereunder in the amount of such excess.

Borrower also covenants and agrees that it will not allow, at any time, the outstanding principal balance of loans hereunder relating to Borrower's customers to exceed the aggregate indebtedness (both principal and interest) of Borrower's customers to Borrower relating to the Pledged Securities, and that if any such excess shall occur, Borrower shall immediately notify Bank thereof and make an immediate payment of the principal balance of the loans outstanding hereunder in the amount of such excess.

     7. Requests for Loans. Borrower hereby represents and warrants to Bank
        ------------------
that, until Bank has received written instructions to the contrary, Bank may rely upon the written or telephonic instructions of any of the following named employees of Borrower with regard to any requests for loans or repayments by Borrower hereunder, to-wit:

                  NAME                                        TITLE
                  ----                                        -----
                  Richard L. Goble                            President
                  Kevin M. Gagne                              CEO

     8. Funding of Loans. All loans by Bank to Borrower hereunder shall be
        ----------------
credited by Bank to Borrower's Account No. 1005016926 at Bank. Repayment of loans hereunder may be accomplished by Bank debiting said account of Borrower at Bank, by check drawn on said account, by wire transfer in same day funds to Bank from Borrower or by check drawn on another financial institution (which shall be subject to additional interest charges as determined by Bank).

     9. Statements of Loans. Each month, Bank will issue to Borrower a statement
        -------------------
showing the date of each loan or payment, the principal balance and the interest accrued hereon during the period for which the statement is issued, plus any accrued and unpaid interest from prior periods. Borrower agrees that if Borrower does not object in writing to the balances and interest so shown within fifteen
(15) days of the date of such statement, the amounts shown on on said statement shall constitute prima facie evidence of the amount outstanding hereon as of the date of such statement.

     10. Reports. Borrower agrees that until all loans to Borrower hereunder
         -------
have been repaid in full with interest, and until the terms and conditions of this Agreement have been fully performed, Borrower will:

          (a) Furnish to Bank within (90) days after the end of its fiscal year, audited financial statements which shall include but not be limited to a balance sheet, income and expense statement and statement of retained earnings; and

          (b) Furnish to Bank, within (5) days after filing, copies of all monthly Financial and Operational Combined Uniform Single (FOCUS) Reports (Securities and Exchange Commission form X-17A-5).

     11. Compliance with SEC and Federal Reserve Rules and Regulations. Borrower
         -------------------------------------------------------------
hereby represents and warrants to Bank that it is in compliance and will remain in compliance with all rules, regulations and directives of the Federal Reserve System and Securities & Exchange Commission relating to the hypothecation of customer securities.

     12. Year 2000 Compliance. Borrower has: (a) initiated a review and
         --------------------
assessment of all areas within the business and operations (including those affected by suppliers and vendors) of Borrower and each affiliate that could be affected by the "Year 2000 Problem" (that is, the risk that computer applications used by Borrower or any affiliate [or suppliers or vendors] may be unable to recognize and perform properly date-sensitive functions involving certain dates prior to, on and any date after December 31, 1999); (b) developed a plan and timeline for addressing the Year 2000 Problem on a timely basis; and
(c) to date implemented that plan in accordance with that timetable. Borrower represents that all computer applications (including those of its suppliers and vendors) that are material to the business and operations of Borrower or any affiliate will on a timely basis, be able to perform date sensitive functions for all dates before, on and after January 1, 2000, except to the extent that a failure to do so could not reasonably be expected to have a material adverse effect. Borrower shall promptly notify Bank in the event Borrower discovers or determines that any computer application (including those of its suppliers and vendors) that is material to the business and operations of Borrower or any affiliate will not be Year 2000 compliant except to the extent that such failure could not reasonably be expected to have a material adverse effect on Borrower's business and operations.

     13. Termination. Bank may terminate this Agreement at any time in its sole
         -----------
and absolute discretion.

     14. Notice Required by Section 432.045 R.S. Mo. ORAL AGREEMENTS OR
         ------------------------------------------
COMMITMENTS TO LOAN MONEY, EXTEND CREDIT OR TO FORBEAR FROM ENFORCING REPAYMENT OF A DEBT INCLUDING PROMISES TO EXTEND OR RENEW SUCH DEBT ARE NOT ENFORCEABLE. TO PROTECT BORROWER AND BANK FROM MISUNDERSTANDING OR DISAPPOINTMENT, ANY AGREEMENTS

BORROWER AND BANK REACH COVERING SUCH MATTERS ARE CONTAINED IN THIS WRITING WHICH IS THE COMPLETE AND EXCLUSIVE STATEMENT OF THE AGREEMENT BETWEEN BORROWER AND BANK, EXCEPT AS BORROWER AND BANK MAY LATER AGREE IN WRITING TO MODIFY IT.

     15. Governing Law. This Agreement shall be governed by and construed in
         -------------
accordance with the laws of the State of Missouri.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement the day and year first above written.

                        Borrower:


                                         ADVANTAGE TRADING GROUP, INC.


                                         By:  /s/Richard Goble/Kevin M. Gagne
                                              ----------------------------------
                                         Name:      Richard Goble/Kevin M. Gagne
                                         Title:     President/CEO

                                         Bank:

                                         FIRSTAR BANK, N.A.

                                         By:  /s/Ann L. Vazquez
                                              ----------------------------------
                                         Name:      Ann L. Vazquez
                                         Title:     Vice President

                                     NOTE


$25,000,000.00                                               Date:  May 30, 2000

FOR THE VALUE RECEIVED, the undersigned, Advantage Trading Group, Inc., a Florida corporation ("Borrower"), hereby unconditionally promises to pay ON DEMAND, to the order of FIRSTAR BANK, N.A., a national banking association ("Bank"), the principal amount of Twenty Five Million and No/100 Dollars ($25,000,000.00), or such lesser amount as may then be evidenced by this Demand Note (this "Note"). The aggregate principal amount which Bank may have outstanding hereunder at any one time shall not exceed the lesser of Twenty Five Million and No/100 Dollars ($25,000,000.00) or any lower amount specified in the Credit Agreement (as hereinafter defined), which amount may be borrowed, paid, reborrowed and repaid, in whole or in part, subject to the terms and conditions hereof and of the Credit Agreement.

Borrower also hereby promises to pay to the order of Bank interest from the date hereof at a rate per annum which shall be equal to the rate quoted by Bank to Borrower in Bank's sole and absolute discretion (which rate shall fluctuate as and when said rate so quoted shall change), on the principal balance outstanding and unpaid. Said interest shall be payable on demand, or if no demand is made, then monthly on the 30th day of each month, commencing June 30, 2000. After demand for repayment of the Note, interest shall be payable on demand on the outstanding principal balance of the Note at a rate per annum equal to Two Percent (2%) over and above the interest rate announced from time to time by Bank as its "prime rate" on commercial loans (which rate shall fluctuate as and when said prime rate shall change). In addition, if Borrower fails to make any payment of any principal of or interest on this Note as and when the same shall become due and payable, whether by reason of demand or otherwise, Borrower hereby promises to pay to the order of Bank hereof on demand with respect to each such late payment a late fee in an amount equal to the greater of $100.00 or (5.0%) of each such late payment. All payments received by Bank shall be applied first to the payment of accrued and unpaid late fees and the costs and expenses hereinafter described, next to accrued and unpaid interest hereon, and the remainder to principal. The amount of interest accruing hereunder shall be computed on an actual day, 360-day year basis.

This Note shall evidence all loans made by Bank to Borrower under that certain Brokerage Credit Agreement between Bank and Borrower dated of even date herewith, as the same may from time to time be amended (the "Credit Agreement"), reference to which is made for certain terms and provisions which affect this Note. Bank may record the date and amount of all loans and all payments of principal and interest hereunder in the records it maintains with respect thereto. The books and records of Bank hereof showing the account between Bank hereof and Borrower shall be admissible in evidence in any action or proceeding and shall constitute prima facie proof of the items therein set forth.

All payments required hereunder shall be made in lawful money of the United States of America at the office of Bank situated at 9321 Olive Boulevard, St. Louis, Missouri 63132 or at such other place as Bank may designate in writing.

If this Note is not paid upon demand, and is placed in the hands of an attorney or attorney for collection (whether or not litigation shall be commenced in aid thereof) or for representation of the holder hereto in connection with bankruptcy or insolvency proceedings, Borrower promises to pay, in addition to the amount due hereon, the reasonable costs and expenses of such collection and representation, including reasonable attorneys' fees and expenses. Presentment, protest and notice of dishonor and of protest are hereby waived by all parties hereto, whether as maker, endorser, surety or guarantor.

ORAL AGREEMENTS OR COMMITMENTS TO LOAN MONEY, EXTEND CREDIT OR TO FORBEAR FROM ENFORCING REPAYMENT OF A DEBT INCLUDING PROMISES TO EXTEND OR RENEW SUCH DEBT ARE NOT ENFORCEABLE. TO PROTECT BORROWER AND BANK FROM MISUNDERSTANDING OR DISAPPOINTMENT, ANY AGREEMENTS WE REACH COVERING SUCH MATTERS ARE CONTAINED IN THIS WRITING WHICH IS THE COMPLETE AND EXCLUSIVE STATEMENT OF THE AGREEMENT BETWEEN US, EXCEPT AS WE MAY LATER AGREE IN WRITING TO MODIFY IT.

All obligations of the Borrower (if more than one) hereunder are joint and several. This Note shall be governed by and construed in accordance with the laws of the State of Missouri.

Borrower:  Advantage Trading Group, Inc.


By: /s/ Richard L. Goble/Kevin M. Gagne
   -------------------------------------

Name: Richard L. Goble/Kevin M. Gagne
     -----------------------------------

Title: President/CEO
      ----------------------------------
Address:        1385 W. State Road 434
                Longwood, Florida 32750

                                  CERTIFICATE

To: MERCANTILE BANK NATIONAL ASSOCIATION

     In relation to a certain Brokerage Credit Agreement between MERCANTILE BANK NATIONAL ASSOCIATION ("Bank") and Advantage Trading Group, Inc. ("Borrower") the in the maximum principal amount of Twenty Five Million and NO/100
($25,000,000.00) and dated as of May 30, 2000, as from time to time amended (the "Agreement"), Borrower hereby certifies that:

     1. Borrower is subject to the provisions of Federal Reserve Board Regulation T, is subject to the provisions of Rule 8c-1 and/or 15c-2 issued by the Securities & Exchange Commission, and certain of the securities from time to time hypothecated with Bank to secure advances under the Agreement marked "Securities carried for account of customers," negotiated with Bank, if any, are carried for the account of Borrower's cusotmers other than Borrower's partners, officers or directors, and that in hypothecating such customer securities Borrower has the authority required by and has complied with the rules and regulations of the Federal Reserve System and of the Securities & Exchange Commission; and

     2. The proceeds of all advances under the Agreement are to be used for purchasing or carrying stock registered on a national securities exchange or "OTC margin stock" as defined in Section 221.2(j) of Federal Reserve Board Regulation U. All advances under the Agreement are "excepted" under Section 221.5(c) of Federal Reserve Board Regulation U.

                                        Borrower:
                                        Advantage Trading Group, Inc.

                                        By: /s/ Richard L. Goble/Kevin M. Gagne
                                           ------------------------------------
                                        Name: Richard L. Goble/Kevin M. Gagne
                                             ----------------------------------
                                        Title: President/CEO
                                              ---------------------------------
                                        Date: 5/28/00/5/31/00
                                             ----------------------------------

     This Certificate is accepted in good faith by Bank.

     Bank:

     FIRSTAR BANK, N.A.

     By: /s/Ann L. Vazquez
        --------------------------
     Name: Ann L. Vazquez
          ------------------------
     Title: Vice President
           -----------------------
     Date: 5/22/00
          ------------------------

                          BROKERAGE CREDIT AGREEMENT
                          --------------------------
               (Customer Owned Securities "Matched Loan" Loan C)

     THIS BROKERAGE CREDIT AGREEMENT (this "Agreement") is made and entered into as of May 30, 2000, by and between Advantage Trading Group, Inc., a Florida corporation ("Borrower"), and FIRSTAR BANK, N.A., a national banking association ("Bank").

                                  WITNESSETH:

     WHEREAS, Borrower desires, and may from time to time make application, to borrow money from Bank secured by certain securities; and

     WHEREAS, Bank may from time to time, without any obligation to do so, advance money to Borrower on the terms and conditions set forth hereinafter in this Agreement;

     NOW, THEREFORE, in consideration of the premises, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Borrower and Bank hereby agree as follows:

     1.   Loan Advances. Bank may, without any obligation to do so, advance sums
          -------------
to Borrower in a maximum amount equal to the lesser of;

          (a) Twenty Five Million and NO/100 Dollars ($25,000,000.00) less all current borrowings of Borrower from Bank under that certain Brokerage Credit Agreement, (Customer owned Securities, Loan A) dated May 30, 2000, and that certain Brokerage Credit Agreement, (Borrower owned securities, Loan B) dated May 30, 2000, entered into by and between Borrower and Bank; or

          (b) With respect to securities owned by Borrower's customers "Matched Loans," deemed acceptable to Bank in Bank's discretion, and which are pledged by Borrower to Bank at Depository Trust Company of New York, or are pledged by Borrower to Bank as evidenced by a trust receipt in the possession of Bank or physical possession of such securities by Bank (all as described in paragraph 5 hereof), the sum of the following:

               [(1) 70.0% of the current market value of stocks listed on the
                    New York or American stock exchanges and Over-the-Counter stock having a current market value of at least Ten and NO/100 Dollars ($10.00) per share; plus

               (2) 50.0% of current market value of stocks listed on the New York and American stock exchanges and over-the-counter stocks, which stocks have a current market value not less than $5.00, nor more than $9.99, per share; provided, however, that the aggregate amount of advances at any time outstanding hereunder with respect to the customer securities described in this paragraph 1(b)(5) shall not exceed $500,000.00; plus]

               (3) 80.0% of the current "bid" price for corporate and municipal bonds rated "BAA" or better; plus

               (4) 90.0% of the current "bid" price for United States of America Treasury Notes and Bonds having a maturity date of over five (5) years; plus

               (5) 95.0% of the current "bid" price for United States of America Treasury Notes, Bonds and Bills having a maturity date of five (5) years or less.

     Unless sooner terminated by Bank under paragraph 13, Borrower's ability to request loans hereunder shall automatically terminate on May 30, 2001.

     2.   Repayment of Principal. The principal amount of all loans hereunder
          ----------------------
shall be repayable ON DEMAND.

     3.   Interest. Prior to demand for repayment of the loans outstanding
          --------
hereunder, Borrower shall pay interest to Bank on the aggregate and unpaid principal amount of all loans from time to time outstanding hereunder at a rate per annum equal to the rate quoted by Bank to Borrower in Bank's sole and absolute discretion, which rate shall fluctuate as and when said rate so quoted shall change. After such demand for repayment, Borrower shall pay interest to Bank on the aggregate and unpaid principal amount of all loans from time to time outstanding hereunder at a rate per annum equal to Two Percent (2%) over and above the interest rate announced from time to time by Bank as its "prime rate" on commercial loans, which interest rate shall fluctuate as and when said prime rate shall change. All accrued and unpaid interest hereunder shall be due and payable ON DEMAND, or if demand is not made prior thereto, then all accrued and unpaid interest hereunder as of the last day of the preceding month, shall be due and payable monthly commencing June 30, 2000, and on the 30th day of every month thereafter. All interest hereunder shall be calculated upon the basis of an actual day, 360-day year.

     4.   Demand Note. All loans hereunder shall be evidenced by a Demand Note
          -----------
executed by Borrower payable ON DEMAND to the order of Bank in the principal amount of Twenty Five Million and NO/100 Dollars ($25,000,000.00) and dated May 30, 2000 (the "Note").

     5.   Pledge of Securities. Borrower hereby pledges to Bank, as security for
          --------------------
the obligations of Borrower hereunder and under the Note, all securities and investment property owned by Matched Loans which now or hereafter are (a) held in a collateral account at Depository Trust Company of New York for the benefit of Bank or are otherwise marked on the books and records of Depository Trust Company of New York as being held for the benefit of or pledge to Bank,
(b) described on a trust receipt in the possession of Bank, or (c) otherwise in the possession of Bank (collectively, the "Pledged Securities"); and as more particularly described in the certain Pledge Agreement dated May 30, 2000, executed by Borrower in favor of Bank. Borrower hereby grants to Bank all rights and remedies of a secured party under the Uniform Commercial Code of the State of Missouri with respect to such securities.

     6.   Reduction in Value of Pledged Securities. In the event the outstanding
          ----------------------------------------
principal balance of the loans hereunder shall exceed at any time the value of the Pledged Securities (as determined under paragraph above), the Borrower shall immediately:

          (a) pledge additional securities acceptable to Bank in its sole discretion with a value (as determines under paragraph 1 above) sufficient to eliminate such excess; or

          (b) make a payment of the principal balance of the loans outstanding hereunder in the amount of such excess.

Borrower also covenants and agrees that it will not allow, at any time, the outstanding principal balance of loans hereunder relating to Borrower's customers to exceed the aggregate indebtedness (both principal and interest) of Borrower's customers to Borrower relating to the Pledged Securities, and that if any such excess shall occur, Borrower shall immediately notify Bank thereof and make an immediate payment of the principal balance of the loans outstanding hereunder in the amount of such excess.

     7.   Requests for Loans. Borrower hereby represents and warrants to Bank
          ------------------
that, until Bank has received written instructions to the contrary, Bank may rely upon the written or telephonic instructions of any of the following named employees of Borrower with regard to any requests for loans or repayments by Borrower hereunder, to-wit:

          NAME                                TITLE
          ----                                -----
          Richard L. Goble                    President

          Kevin M. Gagne                      CEO

     8.   Funding of Loans. All loans by Bank to Borrower hereunder shall be
          ----------------
credited by Bank to Borrower's Account No. 1005016926 at Bank. Repayment of loans hereunder may be accomplished by Bank debiting said account of Borrower at Bank, by check drawn on said account, by wire transfer in same day funds to Bank from Borrower or by check drawn on another financial institution (which shall be subject to additional interest charges as determined by Bank).

     9.   Statements of Loans. Each month, Bank will issue to Borrower a
          -------------------
statement showing the date of each loan or payment, the principal balance and the interest accrued hereon during the period for which the statement is issued, plus any accrued and unpaid interest from prior periods. Borrower agrees that if Borrower does not object in writing to the balances and interest so shown within fifteen (15) days of the date of such statement, the amounts shown on said statement shall constitute prima facie evidence of the amount outstanding hereon as of the date of such statement.

     10.  Reports. Borrower agrees that until all loans to Borrower hereunder
          -------
have been repaid in full with interest, and until the terms and conditions of this Agreement have been fully performed, Borrower will:

          (a) Furnish to Bank within (90) days after the end of its fiscal year, audited financial statements which shall include but not be limited to a balance sheet, income and expense statement and statement of retained earnings; and

          (b) Furnish to Bank, within (5) days after filing, copies of all monthly Financial and Operational Combined Uniform Single (FOCUS) Reports (Securities and Exchange Commission form X-17A-5).

     11.  Compliance with SEC and Federal Reserve Rules and Regulations.
          -------------------------------------------------------------
Borrower hereby represents and warrants to Bank that it is in compliance and will remain in compliance with all rules, regulations and directives of the Federal Reserve System and Securities & Exchange Commission relating to the hypothecation of customer securities.

     12.  Year 2000 Compliance. Borrower has: (a) initiated a review and
          --------------------
assessment of all areas within the business and operations (including those affected by suppliers and vendors) of Borrower and each affiliate that could be affected by the "Year 2000 Problem" (that is, the risk that computer applications used by Borrower or any affiliate [or suppliers or vendors] may be unable to recognize and perform properly date-sensitive functions involving certain dates prior to, on and any date after December 31, 1999); (b) developed a plan and timeline for addressing the Year 2000 Problem on a timely basis; and
(c) to date implemented that plan in accordance with that timetable. Borrower represents that all computer applications (including those of its suppliers and vendors) that are material to the business and operations of Borrower or any affiliate will on a timely basis, be able to perform date sensitive functions for all dates before, on and after January 1, 2000, except to the extent that a failure to do so could not reasonably be expected to have a material adverse effect. Borrower shall promptly notify Bank in the event Borrower discovers or determines that any computer application (including those of its suppliers and vendors) that is material to the business and operations of Borrower or any affiliate will not be Year 2000 compliant except to the extent that such failure could not reasonably be expected to have a material adverse effect on Borrower's business and operations.

     13.  Termination. Bank may terminate this Agreement at any time in its sole
          -----------
and absolute discretion.

     14.  Notice Required by Section 432.045 R.S. Mo. ORAL AGREEMENTS OR
          ------------------------------------------
COMMITMENTS TO LOAN MONEY, EXTEND CREDIT OR TO FORBEAR FROM ENFORCING REPAYMENT OF A DEBT INCLUDING PROMISES TO EXTEND OR RENEW SUCH DEBT ARE NOT ENFORCEABLE. TO PROTECT BORROWER AND BANK FROM MISUNDERSTANDING OR DISAPPOINTMENT, ANY AGREEMENTS

BORROWER AND BANK REACH COVERING SUCH MATTERS ARE CONTAINED IN THIS WRITING WHICH IS THE COMPLETE AND EXCLUSIVE STATEMENT OF THE AGREEMENT BETWEEN BORROWER AND BANK, EXCEPT AS BORROWER AND BANK MAY LATER AGREE IN WRITING TO MODIFY IT.

     15.  Governing Law. This Agreement shall be governed by and construed in
          -------------
accordance with the laws of the State of Missouri.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement the day and year first above written.

                                        Borrower:


                                        ADVANTAGE TRADING GROUP, INC.


                                        By: /s/Richard Goble/Kevin M. Gagne
                                           --------------------------------
                                        Name:  Richard Goble/Kevin M. Gagne
                                        Title: President/CEO


                                        Bank:


                                        FIRSTAR BANK, N.A.


                                       By: /s/Ann L. Vazquez
                                          ---------------------------------
                                       Name:  Ann L. Vazquez
                                       Title: Vice President

                                     NOTE


$25,000,000.00                                               Date:  May 30, 2000

FOR THE VALUE RECEIVED, the undersigned, Advantage Trading Group, Inc., a Florida corporation ("Borrower"), hereby unconditionally promises to pay ON DEMAND, to the order of FIRSTAR BANK, N.A., a national banking association ("Bank"), the principal amount of Twenty Five Million and No/100 Dollars ($25,000,000.00), or such lesser amount as may then be evidenced by this Demand Note (this "Note"). The aggregate principal amount which Bank may have outstanding hereunder at any one time shall not exceed the lesser of Twenty Five Million and No/100 Dollars ($25,000,000.00) or any lower amount specified in the Credit Agreement (as hereinafter defined), which amount may be borrowed, paid, reborrowed and repaid, in whole or in part, subject to the terms and conditions hereof and of the Credit Agreement.

Borrower also hereby promises to pay to the order of Bank interest from the date hereof at a rate per annum which shall be equal to the rate quoted by Bank to Borrower in Bank's sole and absolute discretion (which rate shall fluctuate as and when said rate so quoted shall change), on the principal balance outstanding and unpaid. Said interest shall be payable on demand, or if no demand is made, then monthly on the 30th day of each month, commencing June 30, 2000. After demand for repayment of the Note, interest shall be payable on demand on the outstanding principal balance of the Note at a rate per annum equal to Two Percent (2%) over and above the interest rate announced from time to time by Bank as its "prime rate" on commercial loans (which rate shall fluctuate as and when said prime rate shall change). In addition, if Borrower fails to make any payment of any principal of or interest on this Note as and when the same shall become due and payable, whether by reason of demand or otherwise, Borrower hereby promises to pay to the order of Bank hereof on demand with respect to each such late payment a late fee in an amount equal to the greater of $100.00 or (5.0%) of each such late payment. All payments received by Bank shall be applied first to the payment of accrued and unpaid late fees and the costs and expenses hereinafter described, next to accrued and unpaid interest hereon, and the remainder to principal. The amount of interest accruing hereunder shall be computed on an actual day, 360-day year basis.

This Note shall evidence all loans made by Bank to Borrower under that certain Brokerage Credit Agreement between Bank and Borrower dated of even date herewith, as the same may from time to time be amended (the "Credit Agreement"), reference to which is made for certain terms and provisions which affect this Note. Bank may record the date and amount of all loans and all payments of principal and interest hereunder in the records it maintains with respect thereto. The books and records of Bank hereof showing the account between Bank hereof and Borrower shall be admissible in evidence in any action or proceeding and shall constitute prima facie proof of the items therein set forth.

All payments required hereunder shall be made in lawful money of the United States of America at the office of Bank situated at 9321 Olive Boulevard, St. Louis, Missouri 63132 or at such other place as Bank may designate in writing.

If this Note is not paid upon demand, and is placed in the hands of an attorney or attorney for collection (whether or not litigation shall be commenced in aid thereof) or for representation of the holder hereto in connection with bankruptcy or insolvency proceedings, Borrower promises to pay, in addition to the amount due hereon, the reasonable costs and expenses of such collection and representation, including reasonable attorneys' fees and expenses. Presentment, protest and notice of dishonor and of protest are hereby waived by all parties hereto, whether as maker, endorser, surety or guarantor.

ORAL AGREEMENTS OR COMMITMENTS TO LOAN MONEY, EXTEND CREDIT OR TO FORBEAR FROM ENFORCING REPAYMENT OF A DEBT INCLUDING PROMISES TO EXTEND OR RENEW SUCH DEBT ARE NOT ENFORCEABLE. TO PROTECT BORROWER AND BANK FROM MISUNDERSTANDING OR DISAPPOINTMENT, ANY AGREEMENTS WE REACH COVERING SUCH MATTERS ARE CONTAINED IN THIS WRITING WHICH IS THE COMPLETE AND EXCLUSIVE STATEMENT OF THE AGREEMENT BETWEEN US, EXCEPT AS WE MAY LATER AGREE IN WRITING TO MODIFY IT.

All obligations of the Borrower (if more than one) hereunder are joint and several. This Note shall be governed by and construed in accordance with the laws of the State of Missouri.

Borrower:  Advantage Trading Group, Inc.

By: /s/ Richard L. Goble/Kevin M. Gagne
   ---------------------------------------
Name: Richard L. Goble/Kevin M. Gagne
   ---------------------------------------
Title: President/CEO
   ---------------------------------------
Address:          1385 W. State Road 434
                  Longwood, Florida 32750

                                  CERTIFICATE

To: MERCANTILE BANK NATIONAL ASSOCIATION

     In relation to a certain Brokerage Credit Agreement between MERCANTILE BANK NATIONAL ASSOCIATION ("Bank") and Advantage Trading Group, Inc. ("Borrower") the in the maximum principal amount of Twenty Five Million and NO/100
($25,000,000.00) and dated as of May 30, 2000, as from time to time amended (the "Agreement"), Borrower hereby certifies that:

     1. Borrower is subject to the provisions of Federal Reserve Board Regulation T, is subject to the provisions of Rule 8c-1 and/or 15c-2 issued by the Securities & Exchange Commission, and certain of the securities from time to time hypothecated with Bank to secure advances under the Agreement marked "Securities carried for account of customers," negotiated with Bank, if any, are carried for the account of Borrower's cusotmers other than Borrower's partners, officers or directors, and that in hypothecating such customer securities Borrower has the authority required by and has complied with the rules and regulations of the Federal Reserve System and of the Securities & Exchange Commission; and

     2. The proceeds of all advances under the Agreement are to be used for purchasing or carrying stock registered on a national securities exchange or "OTC margin stock" as defined in Section 221.2(j) of Federal Reserve Board Regulation U. All advances under the Agreement are "excepted" under Section 221.5(c) of Federal Reserve Board Regulation U.

                                        Borrower:
                                        Advantage Trading Group, Inc.

                                        By: /s/ Richard L. Goble/Kevin M. Gagne
                                           ------------------------------------
                                        Name: Richard L. Goble/Kevin M. Gagne
                                             ----------------------------------
                                        Title:  President/CEO
                                              ---------------------------------
                                        Date: 5/28/00/5/31/00
                                              ---------------------------------

     This Certificate is accepted in good faith by Bank.

     Bank:

     FIRSTAR BANK, N.A.

     By: /s/Ann L. Vazquez
        --------------------------
     Name: Ann L. Vazquez
          ------------------------
     Title: Vice President
           -----------------------
     Date: 5/22/00
          ------------------------

                               PLEDGE AGREEMENT

     THIS PLEDGE AGREEMENT (this "Agreement"), executed and delivered as of May 30, 2000, by Advantage Trading Group, Inc., a Florida corporation ("Borrower"), in favor of FIRSTAR BANK, N.A., a national banking association ("Bank"), has reference to the following facts and circumstances:

     A. heretofore, now and from time to time hereafter, Bank, at the request of Borrower, has made and/or will make loans, advances, extensions of credit and/or other financial accommodations to or for the benefit of Borrower pursuant to the "Other Agreements"; and

     B. to secure further the payment of "Borrower's Liabilities" (hereinafter defined), Bank has requested that Borrower execute and deliver this Agreement in favor of Bank.

     NOW, THEREFORE, in consideration of the foregoing, Borrower agrees with Bank as follows:

     1.   DEFINITIONS AND TERMS

          1.1 The following words, terms and/or phrases shall have the meanings set forth thereafter and such meanings shall be applicable to the singular and plural form thereof, giving effect to the numerical difference, whenever the context so requires. The use of "it" in reference to Borrower shall mean Borrower as identified at the beginning of this Agreement.

               (A) "Borrower's Liabilities": means all obligations and liabilities of Borrower to Bank (including, without limitation, all debts, claims and indebtedness) whether primary, secondary, direct, contingent, fixed or otherwise, heretofore, now and/or from time to time hereafter owing, due or payable, however evidenced, created, incurred, acquired or owing and however arising, whether under this Agreement or the Other Agreements, executed by, and/or on behalf of Borrower, and delivered to Bank, or by operation of law or otherwise.

               (B) "Borrower's Obligations": all terms, conditions, warranties, representations, agreements, undertakings, covenants and provisions (other than Borrower's Liabilities) to be performed, discharged, kept, observed or complied with by Borrower pursuant to this Agreement, and/or any of the Other Agreements, executed by, and/or on behalf of Borrower, and delivered to Bank.

               (C) "Collateral": the definition ascribed to this term in Paragraph 2.1 below.

               (D) "Event of Default": the definition ascribed to this term in Paragraph 4.1 below.

               (E) "Other Agreements": all agreements, instruments and documents, including, without limitation, loan agreements, security agreements, guaranties, mortgages, deeds of trust, notes, applications and agreements for letters of credit, letters of credit, advices of credit, bankers acceptances, pledges, powers of attorney, consents, assignments, contracts, notices, leases, financing statements and all other written matter heretofore, now and/or from time to time hereafter, executed by and/or on behalf of Borrower and delivered to Bank, or issued by Bank upon the application and/or other request of, and on behalf of, Borrower.

               (F) "Person": any individual, sole proprietorship, partnership, joint venture, trust, unincorporated organization, association, corporation, institution, entity, party or government (whether national, federal, state, county, city, municipal or otherwise, including, without limitation, any instrumentality, division, agency, body or department thereof).

               (G) "Securities": the definition ascribed to this term in Paragraph 2.1 below.

               (H) "Supplemental Documentation": the definition ascribed to this term in Paragraph 2.2 below.

          1.2 Except as otherwise defined in this Agreement, or the Other Agreements, all words, terms and/or phrases used herein and therein shall be defined by the applicable definition therefor (if any) in the Uniform Commercial Code as adopted by the State of Missouri.

     2.   COLLATERAL; GENERAL TERMS

          2.1 To secure the prompt payment to Bank of Borrower's Liabilities, and the prompt, full and faithful performance of Borrower's Obligations, Borrower grants to Bank a security interest in and to, and pledges and assigns to Bank, all of Borrower's now owned and hereafter acquired: (a) right, title, share and interest in, to and under those shares of stock and/or other securities and investment property located in Depository Trust Company Account No(s). 2270, and that have been specifically pledged as collateral to Bank, together with any and all distributions, whether in cash or in kind, upon or in connection therewith, whether such distributions or payments are dividends, are in partial or complete liquidation, or are the result of reclassification, readjustment or other changes in the capital structure of the person issuing the same, or otherwise, and any and all subscriptions, warrants, options and other rights issued upon and/or in connection therewith (the "Securities"); (b) any and all investment property, monies, revenues, deposits, certificates of deposit and deposit accounts and interest or dividends thereon, securities, cash, cash equivalents and other property now or at any time or times hereafter in the possession or under the control of Bank, its parent, subsidiaries or affiliates, or its bailee; (c) any and all accessions to any of the Collateral and all substitutions, renewals, improvements and replacements of and additions thereto;
(d) any and all other property of Borrower, real and/or personal, in which Borrower heretofore, now and/or from time to time hereafter has granted or grants to Bank a security interest, lien, claim or other encumbrance; and (e) all products and proceeds of the foregoing (whether in the form of cash, proceeds of insurance policies, instruments, documents, general intangibles, investment property, contract rights, accounts, chattel paper, inventory equipment, goods or otherwise). All of the foregoing is referred to herein individually and/or collectively as the "Collateral".

          2.2 Borrower shall execute and/or deliver to Bank upon request, at any time and from time to time hereafter, all agreements, instruments, documents and other written matter (the "Supplemental Documentation") that Bank reasonably may request, in form and substance acceptable to Bank, to perfect and maintain Bank's perfected security interest, lien and/or encumbrance in and/or pledge and assignment of the Collateral and to consummate the transactions contemplated in or by this Agreement.

          2.3 Borrower warrants and represents to and covenants with Bank that Bank's security interest in the Collateral is now and at all times hereafter shall be perfected and have a first priority.

     3.   COLLATERAL; SECURITIES

          3.1 Borrower warrants and represents to Bank that the Securities identified on collateral schedules attached hereto are being delivered to Bank concurrently herewith accompanied by irrevocable stock powers or assignments relating thereto endorsed in blank by Borrower. Borrower, from time to time hereafter, shall endorse any additional Securities to Bank in a form acceptable to Bank in its sole discretion. Such Securities shall be delivered to Bank accompanied with irrevocable stock powers relating thereto or assignments thereof duly executed by Borrower in form acceptable to Bank and duly endorsed in blank by Borrower.

          3.2 That portion of the Securities consisting of distributions and payments upon or in connection therewith (whether such distributions or payments are dividends, or in partial or complete liquidation, or the result of reclassification, readjustment or other changes in the capital structure of the Persons issuing the same or otherwise) shall be delivered by Borrower to Bank in the form that the distribution or payment is received by Borrower, and Bank shall hold any such distribution or payment as additional Collateral to secure Borrower's Liabilities and Borrower's Obligations. Any shares of capital stock, securities or evidence of indebtedness so distributed to Borrower shall be delivered to Bank accompanied with irrevocable stock powers relating thereto or assignments thereof duly signed by Borrower in form acceptable to Bank and duly endorsed in blank by Borrower.

          3.3 That portion of the Securities consisting of subscriptions, warrants, options and any other rights issued upon or in connection therewith or any portion thereof, shall be delivered by Borrower to Bank, and Bank shall hold such subscriptions, warrants, options and other rights to secure Borrower's Liabilities and Borrower's Obligations; provided, however, that if Bank determines in its sole discretion that the value of any of such subscriptions, warrants, options or other rights shall terminate, expire or be materially reduced by holding the same as Collateral, Bank shall have the right, in its sole discretion, to sell or exercise the same, and if exercised, then the monies disbursed by Bank in connection therewith shall be deemed a loan by Bank to Borrower, and shall constitute part of Borrower's Liabilities, payable by Borrower to Bank on demand.

          3.4 Bank may now or at any time or times hereafter, transfer any or all of the Securities into the name of Bank, or into the name of Bank's nominee, without disclosing that such Securities so transferred are pledged or hypothecated, and without any indication on any new certificate or other document issued to evidence such Securities, that such stock is pledged, and the Persons issuing the same, or their transfer agents, shall not be bound to inquire in the event that Bank or said nominee makes any other transfer of the Securities, as to whether Bank or its nominee has the right to make such further transfer, and the Persons issuing the same, or their transfer agents, shall not be liable for transferring the same.

          3.5 Unless and until an Event of Default shall have occurred, Borrower shall be entitled to exercise any and all voting or consensual rights and powers and stock purchase or subscription rights relating or pertaining to the Securities or any part thereof for any purpose; provided, however, that Borrower shall give Bank at least 10 days' prior written or telegraphic notice of the manner in which it intends to exercise or the reasons for refraining from the exercise of any such right or power, other than with respect to the election of directors at any meeting of stockholders and incidental matters coming before such meeting; and provided further, that the Borrower agrees that it will not exercise or refrain from exercising any such right or power if, as a result of so doing, the value of the Securities or any part thereof would be adversely affected .

          3.6 Borrower warrants and represents to Bank and covenants with Bank as follows: (a) the Securities are, and/or upon issuance thereof will be, validly issued, fully paid and non-assessable and Borrower has, and/or upon issuance thereof will have, good, indefeasible and marketable title thereto, free and clear of all liens, pledges, security interests, encumbrances, claims or demands of any kind, except those of Bank; and (b) the Securities are, and/or upon issuance thereof will be, freely transferable without restriction under federal and state securities laws.

     4.   DEFAULT

          4.1 The occurrence of any one of the following events shall constitute a default ("Event of Default") under this Agreement: (a) if Borrower fails or neglects to perform, keep or observe any term, provision, condition, covenant, warranty or representation contained in this Agreement which is required to be performed, kept or observed by Borrower; (b) occurrence of a default or an event of default under any of the Other Agreements which is not cured within the time, if any, specified therefor, in such Other Agreement.

          4.2 All of Bank's rights and remedies under this Agreement are cumulative and non-exclusive.

          4.3 Upon an Event of Default, Bank, in its sole and absolute discretion, may exercise any one or more of the following remedies: (a) if Borrower's Liabilities are not paid, Bank may at Bank's election, proceed to suit against Borrower; (b) reduce to cash or the like any of Borrower's assets of any kind or nature in the possession, control or custody of Bank, and, without notice to Borrower, apply the same in reduction or payment of Borrower's Liabilities; (c) without demand or notice of any kind, appropriate and apply toward the payment of Borrower's Obligations, and in such order as the Bank may from time to time elect, any balances, credit deposits, accounts or moneys of Borrower; (d) exercise any one or more of the rights and remedies accruing to a secured party under the Uniform Commercial Code of the relevant state or states and any other applicable law upon default by a debtor; and/or (e) sell or cause to be sold the Collateral or any part thereof and all of Borrower's right, title and interest therein at public or private sales as Bank deems advisable in accordance with the applicable laws of the United States or of any state.

          4.4 Borrower agrees that in any sale of the Collateral, Bank is authorized to comply with any limitation or restriction in connection with such sale as Bank may deem is necessary or advisable in order to avoid any violation of applicable law, or in order to obtain any required approval of the sale or of the purchaser by any governmental regulatory authority or official, and Borrower further agrees that such compliance shall not result in such sale being considered commercially unreasonable, nor shall Bank be liable or accountable to Borrower for any discount allowed by reason of the fact that the Collateral was sold in compliance with any such limitation or restriction.

          4.5 Any sale of the Collateral may be made for cash or credit at the election of Bank and the amounts of any such sale be credited to Borrower's Liabilities only when the proceeds thereof are actually received by Bank in immediately available or collected funds. Bank, or its nominee, may become the purchaser at such sale. Bank may, if it deems it reasonable, postpone or adjourn any such sale of the Collateral from time to time by an announcement at the time and place of sale or by announcement at the time and place of such postponed or adjourned sale, without being required to give a new notice of sale.

          4.6 Borrower recognizes that in the event Borrower fails to perform, observe or discharge any of Borrower's Liabilities or Borrower's Obligations hereunder, no remedy of law will provide adequate relief to Bank, and agrees that Bank shall be entitled to temporary and permanent injunctive relief in any such case without the necessity of proving actual damages.

          4.7 Any notice required to be given by Bank of a sale, lease or other intended action by Bank, deposited in the United States mail, postage prepaid and duly addressed to Borrower at the address specified below not less than five
(5) days prior to such proposed action, shall constitute commercially reasonable and fair notice to Borrower thereof.

          4.8 Borrower agrees that Bank has no obligation to preserve rights against prior parties to the Collateral. Further, Borrower waives and releases any cause of action and claim against Bank as a result of Bank's possession, collection or sale of the Collateral, any liability or penalty for failure of Bank to comply with any requirement imposed on Bank relating to notice of sale, holding of sale or reporting of sale of the Collateral, and, to the extent permitted by law, any right of redemption from such sale.

     5.   GENERAL

          5.1 If at any time or times hereafter Bank employs counsel (including attorneys who are employees of Bank and/or any of its subsidiaries or affiliates) (A) for advice or other representation with respect to the Collateral, this Agreement or the administration thereof, (B) to represent Bank in any litigation, contest, dispute, suit or proceeding or to commerce, defend or intervene or to take any action in or with respect to any litigation, contest, dispute, suit or proceeding (whether instituted by Bank, Borrower or any other Person) in any way or respect relating to the Collateral, this Agreement or Borrower's affairs, and/or (C) to enforce any rights of Bank against Borrower or any other Person which may be obligated to Bank by virtue of this Agreement the reasonable costs, fees and expenses incurred by Bank in any manner or way with respect to the foregoing shall be part of Borrower's Liabilities, payable by Borrower to Bank on demand. For purposes of this Agreement, "affiliate" of the Bank shall include, but not be limited to, Merchantile Bancorporation Inc. ("MBI") and any banking or non-banking subsidiary of MBI, whether owned, controlled by, controlling or under common control with MBI directly or indirectly through any subsidiary.

          5.2 If the Collateral shall at any time or from time to time become unsatisfactory to Bank, Borrower shall upon demand, pledge, assign, transfer and deposit with Bank and grant to Bank a security interest in and to such additional property satisfactory to Bank as Bank may request.

          5.3 BORROWER IRREVOCABLY AGREES THAT, SUBJECT TO BANK'S SOLE AND ABSOLUTE ELECTION, ALL ACTIONS OR PROCEEDINGS IN ANY WAY, MANNER OR RESPECT ARISING OUT OF OR FROM OR RELATED TO THIS AGREEMENT, THE OTHER AGREEMENTS OR THE COLLATERAL SHALL BE LITIGATED ONLY IN COURTS HAVING SITUS WITHIN THE COUNTY OF ST. LOUIS, STATE OF MISSOURI. BORROWER HEREBY CONSENTS AND SUBMITS TO THE JURISDICTION OF ANY LOCAL, STATE OR FEDERAL COURT LOCATED WITHIN SAID COUNTY AND STATE. BORROWER HEREBY WAIVES ANY RIGHT IT MAY HAVE TO TRANSFER OR CHANGE THE VENUE OF ANY LITIGATION BROUGHT IN ACCORDANCE WITH THIS SECTION. BORROWER AND BANK IRREVOCABLY WAIVE THE RIGHT TO TRIAL BY JURY WITH RESPECT TO ANY ACTION IN WHICH BORROWER AND BANK ARE PARTIES.

          5.4 If any provision of this Agreement or the application thereof to any Person or circumstance is held invalid or unenforceable, the remainder of this Agreement and the application of such provision to other Persons or circumstances will not be affected thereby, the provisions of this Agreement being severable in any such instance.

          5.5 Bank's failure at any time hereafter to require strict performance by Borrower of any provision of this Agreement shall not waive, affect or diminish any right of Bank thereafter to demand strict compliance and performance therewith. Any suspension or waiver by Bank of an Event of Default by Borrower under this Agreement shall not suspend, waive or affect any other Event of Default by Borrower under this Agreement, whether the same or of a different type. None of the undertakings, agreements, warranties, covenants and representatives of Borrower contained in this Agreement and no Event of Default by Borrower under this Agreement shall be deemed to have been suspended or waived by Bank unless such suspension or waiver is by an instrument in writing signed by an officer of Bank and directed to Borrower specifying such suspension or waiver.

          5.6 This Agreement shall continue in full force and effect until Borrower's Liabilities and Borrower's Obligations are fully paid, performed and discharged. This

Agreement shall continue to be effective or be reinstated, as the case may be, if at any time payment of any of Borrower's Liabilities is rescinded or must otherwise be returned by Bank upon the insolvency, bankruptcy or reorganization of Borrower or otherwise, all as though such payment had not been made. This Agreement shall be binding upon Borrower and inure to the benefit of Bank and Borrower, and their respective heirs, personal representatives, successors and assigns.

          5.7 No termination of this Agreement or the Other Agreements shall in any way affect or impair the powers, obligations, duties, rights and liabilities of Borrower or Bank in any way or respect relating to (i) any transaction or event occurring prior to such termination, (ii) any of the Collateral, and (iii) any of the undertakings, agreements, covenants, warranties and representations of Borrower contained in this Agreement or the Other Agreements.

          5.8 All notices, requests and other communications to any party hereunder shall be in writing (including bank wire, telecopier or similar writing) and shall be given to such party at the address or telecopier number set forth on the signature pages hereof or such other address or telecopier number as such party may hereafter specify. Each such notice, request or other communication shall be effective (i) if given by telecopier, when such telecopy is transmitted to the telecopier number specified in this Section and the appropriate confirmation is received, (ii) if given by mail, 72 hours after such communication is deposited in the mails with first class postage prepaid, addressed as aforesaid, or (iii) if given by any other means, when delivered at the address specified in this Section.

          5.9 All covenants, warranties and representations contained herein shall be true as of the date hereof and shall survive the execution and delivery of this Agreement.

ORAL AGREEMENTS OR COMMITMENTS TO LOAN MONEY, EXTEND CREDIT OR TO FORBEAR FROM ENFORCING REPAYMENT OF A DEBT INCLUDING PROMISES TO EXTEND OR RENEW SUCH DEBT ARE NOT ENFORCEABLE. TO PROTECT BORROWER AND BANK FROM MISUNDERSTANDING OR DISAPPOINTMENT, ANY AGREEMENTS BORROWER AND BANK REACH COVERING SUCH MATTERS ARE CONTAINED IN THIS WRITING, WHICH IS THE COMPLETE AND EXCLUSIVE STATEMENT OF THE AGREEMENT BETWEEN BORROWER AND BANK, EXCEPT AS BORROWER AND BANK MAY LATER AGREE IN WRITING TO MODIFY IT.

     IN WITNESS WHEREOF, this Agreement has been duly executed as of the day and year specified at the beginning hereof.


                                      Borrower: Advantage Trading Group, Inc.



                                      By:/s/ Kevin M. Gagne / /s/ Richard Goble
                                         --------------------------------------
                                      Name: Kevin M. Gagne / Richard Goble
                                            -----------------------------------
                                      Title: CEO / President
                                             ----------------------------------